UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 24, 2007

                                 SUPERVALU INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


        Delaware                        1-5418                    41-0617000
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


                11840 Valley View Road
                Eden Prairie, Minnesota                         55344
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        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (952) 828-4000
                                                   --------------

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

         On July 24, 2007, SUPERVALU INC. issued a News Release announcing its financial results for the fiscal period ended June 16, 2007, and tightening its fiscal year 2008 earnings per share guidance. A copy of the News Release issued by SUPERVALU INC. in connection with this Item 2.02 is attached as Exhibit 99.1 and incorporated by reference herein.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.


Item 9.01       Financial Statements and Exhibits.

        (d) Exhibits.

        Exhibit
        Number          Description
        -------         -----------
         99.1           News Release of SUPERVALU INC., dated July 24, 2007



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SUPERVALU INC.
                                        --------------
                                        (Registrant)

Date: July 24, 2007


                                        By: /s/ Burt M. Fealing
                                            ------------------------------------
                                            Burt M. Fealing
                                            Vice President, Corporate Secretary
                                            and Chief Securities Counsel
                                            (Authorized Officer of Registrant)

                                  EXHIBIT INDEX


Exhibit         Description of Exhibit
-------         ----------------------
99.1            News Release of SUPERVALU INC., dated July 24, 2007



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